UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

SOLARIS ENERGY INFRASTRUCTURE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 300

Houston, Texas 77024

(Address of principal executive offices)

(Zip Code)

(281) 501-3070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SEI”	New York Stock Exchange
	Indicate by check	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 16, 2025, the Board of Directors (the “Board”) of Solaris Energy Infrastructure, Inc. (the “Company”) (i) appointed Ms. Amanda M. Brock as Co-Chief Executive Officer of the Company and (ii) appointed Ms. Brock to the Board to fill the vacancy created by the previously reported passing of Mr. F. Gardner Parker on April 26, 2025. Ms. Brock will serve as a Class I director, with a term expiring at the 2027 annual meeting of stockholders, and until she is either reelected or her successor is elected and qualified, or until her earlier death, resignation or removal, to fill the newly created vacancy. Ms. Brock will serve, along Mr. William A. Zartler, as co-principal executive officer of the Company.

Prior to joining the Company, Ms. Brock, age 64, served as President and Chief Executive Officer of Aris Water Solutions, Inc. (NYSE: ARIS) (“Aris Inc.”) from September 2021 until October 2025. Ms. Brock joined Solaris Midstream Holdings, LLC, Aris’s predecessor (“Aris LLC” and, together with Aris Inc., “Aris”), in 2017 as the Senior Commercial Advisor and assumed the President and Chief Operating Officer positions in September 2020 and July 2018, respectively. Ms. Brock also served as Chief Commercial Officer of Aris from February 2018 to September 2020. Ms. Brock also served as a Director of Aris from December 2020 until October 2025. Ms. Brock has spent her career focused on the global water, power and energy sectors. Before joining Aris, Ms. Brock was Chief Executive Officer of Water Standard, a water treatment company focused on desalination and produced water treatment and recycling in both the upstream and downstream energy industries, from 2009 to 2017. Previously, Ms. Brock was President of the Americas for Azurix and was responsible for developing water infrastructure and services in the Americas. Ms. Brock has served on the board of Coterra Energy Inc. (NYSE: CTRA) (formerly Cabot Oil & Gas Corporation) since 2017. Ms. Brock served on the board of Macquarie Infrastructure Holdings, LLC (NYSE: MIC) (formerly Macquarie Infrastructure Corporation) from August 2018 until June 2022. Ms. Brock is also on the Executive Committee and is the chair of the Texas Business Hall of Fame. She previously served on the Board of Trustees of LSU Law School and the Texas Water Commission. She completed her undergraduate degree in South Africa and earned her law degree at Louisiana State University, where she was a member of the Law Review, and began her career as a lawyer at Vinson & Elkins LLP. Ms. Brock was previously named one of the Top 10 Women in Energy by the Houston Chronicle and in 2016, one of the Top 25 in water globally by Water and Wastewater International. In 2020, Ms. Brock was named one of the Top 25 Influential Women in Energy by Hart Magazine.

There are no family relationships between Ms. Brock and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Ms. Brock and any other person pursuant to which Ms. Brock was appointed as the Company’s Co-Chief Executive Officer or elected as a director. The Company is not aware of any transaction involving Ms. Brock that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company has not entered into any material plan, contract or arrangement with Ms. Brock, as the terms of Ms. Brock’s compensation in connection with her appointment as Co-Chief Executive Officer are still being finalized. To the extent required under applicable rules, the Company will disclose any compensation terms in a subsequent filing to be made by the Company under the Exchange Act.

Ms. Brock is also eligible to participate in the Company’s employee benefit plans, including the Solaris Oilfield Infrastructure, Inc. Executive Change in Control Severance Plan (the “CIC Plan”) under which she will be entitled to receive Tier 1 benefits (as described in the CIC Plan), effective as of her commencement of employment.

The foregoing description of Ms. Brock’s participation in the CIC Plan is not complete and is qualified in its entirety by reference to the full text of the CIC Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreement

In connection with Ms. Brock’s appointment as Co-Chief Executive Officer, the Company entered into an Indemnification Agreement (“Indemnification Agreement”) with Ms. Brock. The Indemnification Agreement requires the Company to indemnify Ms. Brock to the fullest extent permitted under Delaware law against liability that may arise by reason of her service to the Company and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified.

The foregoing description of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 15, 2025, the Company issued a press release announcing Ms. Brock’s appointment as Co-Chief Executive Officer of the Company and to the Board as a new director, effective October 16, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under this Item 7.01 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Solaris Oilfield Infrastructure, Inc. Executive Change in Control Severance Plan, effective as of March 1, 2023 (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K (File No. 001-38090) filed with the Commission on March 7, 2023).

10.2	Indemnification Agreement (Amanda M. Brock).

99.1	Press Release, dated October 15, 2025.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2025

SOLARIS ENERGY INFRASTRUCTURE, INC.

By:	/s/ Kyle S. Ramachandran
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer

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